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                                                                    EXHIBIT 23.2

          CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 (EDN Sovintel LLC), with respect to the financial statements included in Pre-Effective Amendment No. 4 to the Registration Statement (Form S-1 No. 333-82791) and related Prospectus of Golden Telecom, Inc. dated on or about September 29, 1999.


                                            /s/ Ernst & Young (CIS) Limited

Moscow, Russia

September 28, 1999